UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


                        December 7, 2004(Date of Report)
                        (Date of earliest event reported)

                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     0-19171              91-1463450
(State or other jurisdiction    (Commission File No.)      (IRS Employer
     of incorporation)                                  Identification No.)

                     22021 20th Avenue SE, Bothell, WA        98021
          (Address of principal executive offices, including Zip Code)

                          (425) 485-1900 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On December 7, 2004, Robert J. Herbold was elected by ICOS Corporation's board of directors to fill a vacancy as a Class 1 director for a term that will begin effective March 16, 2005 and will expire on the date of ICOS' 2006 annual meeting of stockholders or when his successor is duly elected and qualified. The board has determined that Mr. Herbold is an "independent director" as that term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers. At this time, the board has not yet determined on which of its committees, if any, Mr. Herbold will serve.

         A copy of the press release relating to Mr. Herbold's election is attached as Exhibit 99.1 and is incorporated into this current report by reference.


Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits.

        99.1        Press Release of ICOS Corporation dated December 9, 2004



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            ICOS CORPORATION



Date:  December 9, 2004     By: /s/ Paul N. Clark
                            --------------------------------------
                            Name:   Paul N. Clark
                            Its:    Chairman, President and Chief
                                    Executive Officer



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                                INDEX TO EXHIBITS



Exhibit Number     Description
--------------     -----------
     99.1          Press Release of ICOS Corporation dated December 9, 2004